UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 7, 2008

AUDIOVOX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-28839
(State or other jurisdiction of incorporation)	(Commission File Number

13-1964841
(I.R.S. Employer Identification No.)

180 Marcus Blvd., Hauppauge, New York	11788
(Address of principal executive officers)	(Zip Code)

Registrant's telephone number, including area code (631) 231-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item 8.01                                Other Events.

On May 7, 2008, Audiovox Corporation (the “Company”) issued a press release announcing that its wholly owned subsidiary, Audiovox Accessories Corporation (“AAC”) had entered into an agreement with Universal Electronics Inc. (Nasdaq: UEIC) that will cover the supply of microcontrollers and software for existing AAC brands, development of new products, and a license for distribution rights for products sold in North America as well as selected Latin America and Asian retail markets under the ONE FOR ALL® brand. A press release relating to the UEI agreement is furnished as Exhibit 99.1 attached hereto.

The information contained in exhibit 99.1 will be deemed furnished, and not filed, for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference in any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01(d)                                Exhibits.

Exhibit No.                                DESCRIPTION

             99.1Press Release dated May 7, 2008 by Audiovox Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUDIOVOX CORPORATON (Registrant)

Date: May 9, 2008                                                                                 ___________________________________
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer